ENVIRONMENTAL REHABILITATION OBLIGATION (Tables)	12 Months Ended
Dec. 31, 2017
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Schedule of environmental rehabilitation obligation activity

Figures in million - SA rand	Notes	2017	2016	2015
Balance at beginning of the year		3,982.2	2,411.0	2,486.8
Interest charge[1]	5	357.1	291.4	197.9
Payment of environmental rehabilitation obligation[2]		(26.9)	-	(0.3)
Change in estimates charged to profit or loss	7	248.9	97.5	-
Change in estimates capitalised[3]	12	(177.7)	472.5	(273.4)
Environmental rehabilitation obligation on acquisition of subsidiaries	13	312.1	709.8	-
Foreign currency translation		(17.0)	-	-
Balance at end of the year		4,678.7	3,982.2	2,411.0

[1] The provision is calculated based on the discount rates of 7.2% – 9.7% (2016: 7.8% - 9.7% and 2015: 8.5% - 10.2%).

[2] The cost of ongoing current programmes to prevent and control environmental disturbances, including reclamation activities, is charged to cost of sales as incurred.

[3] Changes in estimates are defined as changes in reserves and corresponding changes in life of mine, changes in discount rates, and changes in laws and regulations governing environmental matters. In 2016 the environmental rehabilitation obligation acquired was calculated based on the weighted average cost of capital in terms of IFRS 3 for acquisition purposes. Subsequent to initial recognition the provision was recalculated based on the risk free rate of interest in terms of IAS 37 Provisions, Contingent Liabilities and Contingent Assets. The resulting change in estimate during 2016 was R157.4 million and R197.6 million related to Aquarius and the Rustenburg operations, respectively.